SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2004

                                      CWT

                                  (Depositor)

  (Issuer in respect of CHL Mortgage Pass-Through Certificates, Series 2004-J)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2004


                             Payment Date: 12/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
             CHL Mortgage Pass-Through Certificates, Series 2004-J
                         Alternative Loan Trust 2004-J1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       104,830,765.47    6.000000%     3,291,910.86    524,153.83    3,816,064.68       0.00       0.00
                        1X        112,375,335.16    0.807254%             0.00     75,596.19       75,596.19       0.00       0.00
                        2A1        26,757,896.67    4.500000%       119,374.15    100,342.11      219,716.26       0.00       0.00
                        2X         26,624,975.48    0.636642%             0.00     14,125.49       14,125.49       0.00       0.00
                        PO             42,787.11    0.000000%           155.51          0.00          155.51       0.00       0.00
                        M          10,659,473.61    5.803855%        38,356.14     51,555.03       89,911.17       0.00       0.00
                        B1          1,199,342.09    5.803855%         4,315.61      5,800.67       10,116.28       0.00       0.00
                        B2            533,094.73    5.803855%         1,918.24      2,578.34        4,496.58       0.00       0.00
                        B3            533,094.73    5.803855%         1,918.24      2,578.34        4,496.58       0.00       0.00
                        B4            133,249.47    5.803855%           479.47        644.47        1,123.94       0.00       0.00
                        B5            266,682.11    5.803855%           959.58      1,289.82        2,249.40       0.03       0.00
Residual                AR                  0.00    6.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        144,956,385.99     -            3,459,387.80    778,664.29    4,238,052.09       0.03     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       101,538,854.61              0.00
                                1X        109,066,078.67              0.00
                                2A1        26,638,522.53              0.00
                                2X         26,510,684.93              0.00
                                PO             42,631.60              0.00
                                M          10,621,117.47              0.00
                                B1          1,195,026.48              0.00
                                B2            531,176.49              0.00
                                B3            531,176.49              0.00
                                B4            132,770.00              0.00
                                B5            265,722.50              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        141,496,998.16     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
             CHL Mortgage Pass-Through Certificates, Series 2004-J
                         Alternative Loan Trust 2004-J1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   104,830,765.47     6.000000% 12667FBC8    14.511719      2.310625    447.613369
                           1X    112,375,335.16     0.807254% 12667FBD6     0.000000      0.325391    469.456472
                           2A1    26,757,896.67     4.500000% 12667FBE4     3.461023      2.909226    772.332566
                           2X     26,624,975.48     0.636642% 12667FBF1     0.000000      0.411664    772.609679
                           PO         42,787.11     0.000000% 12667FBG9     1.835681      0.000000    503.221839
                           M      10,659,473.61     5.803855% 12667FBJ3     3.484546      4.683628    964.898249
                           B1      1,199,342.09     5.803855% 12667FBK0     3.484546      4.683628    964.898249
                           B2        533,094.73     5.803855% 12667FBL8     3.484546      4.683628    964.898249
                           B3        533,094.73     5.803855% 12669FAA3     3.484546      4.683628    964.898249
                           B4        133,249.47     5.803855% 12669FAB1     3.484546      4.683628    964.898249
                           B5        266,682.11     5.803855% 12669FAC9     3.484451      4.683629    964.898460
Residual                   AR              0.00     6.000000% 12667FBH7     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     144,956,385.99       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
             CHL Mortgage Pass-Through Certificates, Series 2004-J
                         Alternative Loan Trust 2004-J1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       113,114,460.25    28,382,537.91   141,496,998.16
Loan count                    341               95              436
Avg loan rate           7.065189%        5.352167%             6.73
Prepay amount        2,923,249.75         8,593.87     2,931,843.62

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        21,824.47         5,939.41        27,763.88
Sub servicer fees        2,805.52             0.00         2,805.52
Trustee fees               873.35           213.82         1,087.17


Agg advances                  N/A              N/A              N/A
Adv this period         38,969.80         1,568.60        40,538.40

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy              86,802.75        13,197.27       100,000.02
Fraud                2,597,591.21       394,985.28     2,992,576.49
Special Hazard       2,581,772.02             0.00     2,581,772.02


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            144,956,385.99
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           6                 2,082,145.42
60 to 89 days                           2                 1,223,863.52
90 or more                              2                   850,487.77
Foreclosure                             1                   381,622.84

Totals:                                11                 4,538,119.55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                352,392.56
Current Total Outstanding Number of Loans:                                 1

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,238,052.09          4,238,052.09
Principal remittance amount            3,459,387.80          3,459,387.80
Interest remittance amount               778,664.29            778,664.29